Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2025	Dec. 31, 2024
Income Taxes [Abstract]
Income Taxes

Note 12. Income Taxes

In accordance with U.S. GAAP, a valuation allowance should be provided if it is more likely than not that some or all of the Company’s deferred tax assets will not be realized. The Company’s ability to realize the benefit of its deferred tax assets will depend on the generation of future taxable income. Except as noted below, due to the uncertainty of future profitable operations and taxable income, the Company has recorded a full valuation allowance against its net deferred tax assets. The Company has recognized an insignificant provision for certain minimum state taxes of approximately $3 thousand as of March 31, 2025.

The Company believes its tax filing position and deductions related to tax periods subject to examination will be sustained under audit and, therefore, has no reserve for uncertain tax positions.

Note 15. Income Taxes

The Company recorded approximately $3 thousand and $0 of current income tax expense for the years ended December 31, 2024 and 2023, respectively.

The effective income tax rate of the Company’s provision for income taxes differed from the federal statutory rate as follows:

	Year Ended December 31,
($ in thousands)	2024	2023
Federal tax at statutory rate	21.00%	21.00%
State income tax	(3.12)%	3.26%
R&D tax credit	0.79%	0.65%
Stock compensation expense	(0.07)%	(0.26)%
Interest on convertible notes	0.00%	(0.87)%
Unrealized gains and losses, net, for liability classified warrants	(0.59)%	0.29%
Unrealized gains and losses, net, for convertible debt	(5.20)%	(8.24)%
Realized gains and losses, net, for extinguishment of convertible debt	0.00%	(2.09)%
Adjustment to prior period federal deferred tax assets	(0.38)%	4.55%
Non-deductible expenses	(0.03)%	(0.02)%
Other	(0.68)%	0.00%
Change in valuation allowance	(11.72)%	(18.27)%
Total effective income tax rate	0.00%	0.00%

Significant components of deferred tax assets for federal and state income taxes were as follows:

	December 31,	December 31,
($ in thousands)	2024	2023
Deferred tax assets:
Net operating losses	$23,936	$21,911
Finance charges and origination fees	133	602
Accrued compensation	314	232
Stock-based compensation	47	83
Section 174 research and development capitalization	2,771	1,642
Capitalized start-up fees	209	231
Tax credits	1,103	903
Total deferred tax assets	28,513	25,604
Valuation allowance	(28,513)	(25,604)
Net deferred tax assets	$—	$—

In accordance with U.S. GAAP, a valuation allowance should be provided if it is more likely than not that some or all of the Company’s deferred tax assets will not be realized. The Company’s ability to realize the benefit of its deferred tax assets will depend on the generation of future taxable income. Due to the uncertainty of future profitable operations and taxable income, the Company has recorded a full valuation allowance against its net deferred tax assets. For the years ended December 31, 2024 and 2023, the net increase in the valuation allowance was approximately $2.8 million and $4.8 million, respectively.

As of December 31, 2024 and 2023, the Company had federal net operating loss carryforwards of approximately $108.4 million and $106.5 million, respectively, of which approximately $55.3 million of federal net operating loss carryforwards post 2017 will be carried forward indefinitely. The remaining $52.8 million of federal net operating loss carryforwards begin expiring in 2027. The Company has also generated approximately $8.9 million of net operating loss carryforwards in California in 2019 and carryforward for 20 years, $2.9 million of Florida net operating losses that carryforward indefinitely; $4.5 million of Illinois net operating loss carryforwards that carryforward for 20 years and $1.3 million of net operating loss carryforwards in Virginia that carryforward indefinitely. The Company has not used any net operating loss carryforwards to date.

The Company has not claimed any federal or state Research Credit carryforwards pre-2022. The Company believes that the Company has qualified research activities and qualified research expenses, but missed claiming the R&D credits in prior years. The tax provision reports no pre-2022 R&D credit carryforwards, consistent with the tax return filings through 2021. The Company will record R&D credit deferred tax assets (and the related valuation allowance) if/when the Company amends prior year tax filings to claim R&D credits.

The Company had federal energy credit carryforwards of approximately $0.6 million as of December 31, 2024 and 2023, which will expire starting in 2027 if not utilized. The Company has federal research and development credit carryforwards of approximately $0.5 million and $0.3 million as of December 31, 2024 and 2023, respectively, which will expire starting in 2042 if not utilized.

Pursuant to Internal Revenue Code (“IRC”) Sections 382 and 383, the Company’s ability to use net operating losses (“NOL”) and research tax credit carryforwards to offset future taxable income may be limited if the Company experiences a cumulative change in ownership of more than 50% within a three-year testing period. The Company has not completed an ownership change analysis pursuant to IRC Section 382. If ownership changes within the meaning of IRC Section 382 are identified as having occurred, the amount of NOL and research tax credit carryforwards available to offset future taxable income and income tax liabilities in future years may be significantly restricted or eliminated. Further, deferred tax assets associated with such NOLs, and research tax credits could be significantly reduced upon realization of an ownership change within the meaning of IRC Section 382.

The Company files U.S. federal and state tax returns with varying statutes of limitations. Due to net operating loss and credit carryforwards, the 2019 to 2024 tax years remain subject to examination by the U.S. federal and some state authorities. The actual amount of any taxes due could vary significantly depending on the ultimate timing and nature of any settlement.

Uncertain Tax Benefits

The Company uses the “more likely than not” criterion for recognizing the income tax benefit of uncertain income tax positions and establishing measurement criteria for income tax benefits. As of December 31, 2024, the Company has approximately $0.9 thousand of uncertain tax benefits, all of which are accounted for as contra deferred tax assets. The following schedule provides the roll forward of the Company’s uncertain tax positions in 2024:

($ in thousands)	Uncertain Tax Position
Balance as of December 31, 2023	$110
Increase due to previously unrecognized tax benefits from prior years	749
Increase due to current year unrecognized tax benefits	85
Balance as of December 31, 2024	$944

The increase in the prior year uncertain tax position relates to Colorado net operating losses as it is more likely than not that the Colorado apportionment percentage was overstated in prior years. The Company has no accrued interest related to the uncertain tax benefits. The Company does not anticipate any significant changes to unrecognized tax benefits over the next 12 months as of December 31, 2024.